UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2021 (August 9, 2021)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NXTD	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

Settlement Agreement

Effective August 11, 2021, Nxt-ID, Inc., a Delaware corporation (the “Company”), entered into a settlement agreement (the “Settlement Agreement”) with Giesecke+Devrient Mobile Security America, Inc. (“GDMSAI”) to settle an ongoing dispute between the parties (the “Dispute”) with regard to the payment of dividends under the Company’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock (the “Certificate of Designations”). Pursuant to the Settlement Agreement, the Company has agreed to pay GDMSAI a cash payment of $750,000 in full satisfaction of the amounts that GDMSAI asserted it is owed for past dividend payments under the Certificate of Designations, $250,000 of which to be paid within two business days after the effective date of the Settlement Agreement, and the remainder of which shall be paid to GDMSAI in monthly installments ending on November 30, 2021, with such payment obligations to be guaranteed by the Company’s wholly-owned subsidiary, LogicMark LLC, subject to the senior obligations to the Company’s senior lender, CrowdOut Capital LLC. In addition, pursuant to the Settlement Agreement, each of the Company and GDMSAI have agreed to withdraw their respective filings with the Court of Chancery for the State of Delaware regarding the Dispute and have agreed that such payments to GDMSAI will be in full settlement and satisfaction of any obligations of the Company with respect to any litigation or proceedings relating to the Dispute.

The Settlement Agreement contains customary representations, warranties, and covenants by the parties thereto. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”), and which is incorporated herein in its entirety by reference.

Letter Agreement

The applicable information set forth in Item 5.02 of this Form 8-K regarding the Letter Agreement (as defined in Item 5.02 of this Form 8-K) is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Employment Agreement with Vincent S. Miceli

The applicable information set forth in Item 5.02 of this Form 8-K regarding the Employment Agreement (as defined in Item 5.02 of this Form 8-K) is incorporated by reference into this Item 1.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2021, Vincent S. Miceli notified the Company of his decision to resign from the Company’s board of directors (the “Board”) and as Chairman of the Board, effective immediately. Mr. Miceli is not resigning due to any disagreement between the Company and Mr. Miceli, or any matter related to the Company s operations, policies or practices.

In connection with Mr. Miceli’s resignation, on August 9, 2021, the Company and Mr. Miceli entered into a letter agreement, effective as of August 1, 2021 (the “Letter Agreement”), pursuant to which Mr. Miceli has agreed to provide certain consulting services to the Company for nine (9) months in consideration for, among other things, (i) semi-monthly cash payments of approximately $19,000, (ii) a payout of his accrued but unused vacation pay, (iii) full acceleration of the vesting terms of 50,000 shares of previously unvested common stock, par value $0.0001 per share, of the Company held by Mr. Miceli and (iv) payment of all medical and dental premiums for Mr. Miceli and his wife for a period of six (6) months from the effective date of the Letter Agreement.

Pursuant to the Letter Agreement, the Company and Mr. Miceli agreed that the rights of such parties under the employment agreement between the Company and Mr. Miceli, effective as of January 1, 2021 (the “Employment Agreement”), will terminate, except for the confidentiality and non-competition provisions, which will remain in full force and effect, provided that the expiration of the non-competition provisions will expire on April 30, 2022. Additionally, pursuant to the Letter Agreement, Mr. Miceli agreed to, among other things, resign from the Board and vote all shares of Common Stock held by him in favor of the reverse stock split proposals included in the Company’s proxy statement for the Company’s special meeting of its stockholders scheduled to be held later this year.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. The Company does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and its other periodic reports filed with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Settlement Agreement, effective August 11, 2021, by and between the Company and GDMSAI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2021	Nxt-ID, Inc.

	By:	/s/ Chia-Lin Simmons
	Name:	Chia-Lin Simmons
	Title:	Chief Executive Officer

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